Research, Development & Engineering	12 Months Ended
Dec. 31, 2023
Research and Development [Abstract]
Research, Development & Engineering	RESEARCH, DEVELOPMENT & ENGINEERING
RD&E expense was $6,775 million in 2023, $6,567 million in 2022 and $6,488 million in 2021.
The company incurred total expense of $6,342 million, $6,267 million and $6,216 million in 2023, 2022 and 2021, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was $3,866 million, $3,971 million and $3,922 million in 2023, 2022 and 2021, respectively.
Expense for product-related engineering was $432 million, $299 million and $272 million in 2023, 2022 and 2021, respectively.